Exhibit 1.1

Ontario Corporation Number
Numéro de la société en Ontario

630609

For Ministry Use Only	Ministère des Services
A l'usage exclusif du ministère	Aux consommateurs et
Ministry of	aux entreprises
Consumer and
Business Services
CERTIFICATE	CERTIFICAT
This is to certify that these	Ceci certifie que les présents
articles are effective on	status entrent en vigueur le

JANUARY – 8 JANVIER, 2004

s/s Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

Form 3
Business	1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Corporations	Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT):
Act

INTASYS CORPORATION

Formule 3 Loi sur les sociétés par actions
2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS) Nouvelle dénomination sociale de la société (s'il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT):

MAMMA.COM INC.

3. Date of incorporation/amalgamation: Date de la constitution ou de la fusion:

1985-07-05
(Year, Month, Day)
(année, mois, jour)

4. Complete only if there is a change in the number of directors or the minimum /
      maximum number of directors.
      Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number of directors is/are:	or	minimum and maximum number of directors is/are:
Nombre d'administrateurs:	ou	nombres minimum et maximum d'administrateurs:

Number	or	minimum and maximum
Nombre	ou	minimum et maximum

5.	The articles of the corporation are amended as follows: Les status de la société sont modifiés de la façon suivante :

6.	The amendment has been duly authorized as required by Sections 168 and 170 (as applicable) of the Business Corporations Act.
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

7.	The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2004-01-06
(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

INTASYS CORPORATION

(Name of Corporation) (if the name is to be changed by these articles set out current name)
(Dénomination sociale de la société) (Si l’on demande un changement de nom, indiquer ci-dessus la dénomination sociale actuelle)

By/
Par:

s/s David Goldman	David Goldman, Director
(Signature)	(Description of Office)
(Signature)	(Fonction)

07119 (03/2003)

For Ministry Use Only	Ontario Corporation Number
A l'usage exclusif du ministère	Numéro de la société en Ontario
630609

Ministry of	Ministère de
Consumer and	la Consommation
Commercial Relations	et du Commerce
CERTIFICATE	CERTIFICAT
This is to certify that these	Ceci certifie que les présents
articles are effective on	status entrent en vigueur le

JULY 11 JUILLET, 2001

s/s Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

Form 3
Business	1.	The name of the corporation is:	Dénomination sociale de la société:
Corporations
Act

INTASYS CORPORATION

Formule 3 Loi sur les sociétés par actions
	2.	The name of the corporation is changed to (if applicable):	Nouvelle denomination sociale de la société (s'il y a lieu):

	3.	Date of incorporation/amalgamation:	Date de la constitution ou de la fusion:

1985, July, 05
(Year, Month, Day)
(année, mois, jour)

4.	The articles of the corporation are amended as follows:	Les statuts de la société sont modifies de la facon suivante:

To consolidate the issued and outstanding Common Shares in the capital of the Corporation on the basis of 1 Common Share for every 10 Common Shares issued and outstanding.

IBRCC
CBR-94
10/96

5.	The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.	La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

6.	The resolution authorizing the amendment was approved by the shareholders/ directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2001, May, 24
(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.

INTASYS CORPORATION
(Name of Corporation)
(Dénomination sociale de la société)

IBRCC CBR-94 10/96

By/
Par:

s/s David Perez	Corporate Secretary
(Signature)	(Description of Office)
(Signature)	(Fonction)

For Ministry Use Only	Ontario Corporation Number
A l'usage exclusif du ministère	numéro de la société en Ontario

630609

Ministry of	Ministère de
Consumer and	la Consommation
Commercial Relations	et du Commerce
CERTIFICATE	CERTIFICAT
This is to certify that these	Ceci certifie que les présents
articles are effective on	status entrent en vigueur le

JULY 29 JUILLET, 1996	TRANS
CODE
s/s Director / Directrice	C
Business Corporations Act / Loi sur les sociétés par actions	18

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION
Form 3
Business	1.	The present name of the corporation is:	Dénomination sociale de la compagnie:
Corporations
Act

SMARTEL COMMUNICATIONS CORPORATION

Formule Numéro 3 Loi sur les compagnies
	2.	The name of the corporation is changed to (if applicable):	Nouvelle dénomination sociale de la compagnie (s'il y a lieu):

INTASYS CORPORATION

3.	Date of incorporation/amalgamation:	Date de la constitution ou de la fusion:

05/JULY/1985
(Day, Month, Year)
(jour, mois, année)

4.	The articles of the corporation are amended as follows:	Les statuts de la compagnie sont modifiés de la façon suivante:

To change the name of the Corporation to
INTASYS CORPORATION

5.	The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.	La modification a été dûment autorisée conformément à l'article 168 et, s'il y a lieu, à l'article 170 (selon le cas) de la Loi sur les compagnie.

6.	The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (le cas échéant) de la compagnie ont approuvé la résolution autorisant la modification le

26-07-1996
(Day, Month, Year)
(jour, mois, année)

These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.

SMARTEL COMMUNICATIONS CORPORATION
(Name of Corporation)
(Dénomination sociale de la société)

By/
Par:

s/s W. Francis Strong	President
(Signature)	(Description of Office)
(Signature)

INTASYS CORPORATION

CERTIFICATE

The undersigned officer of Intasys Corporation certifies that the attached is a true and correct copy of the Certificate of Articles of Amendment effective July 29th, 1996, and that such Certificate is in full force and effect as at the date hereof.

DATED as of the 30th day of July, 1996.

s/s W. Francis Strong
President

For Ministry Use Only	Ontario Corporation Number
A l'usage exclusif du ministère	Numéro de la société en Ontario

630609

Ministry of	Ministère de
Consumer and	la Consommation
Commercial Relations	et du Commerce
CERTIFICATE	CERTIFICAT
This is to certify that these	Ceci certifie que les présents
articles are effective on	status entrent en vigueur le

JUNE 21 JUIN, 1995	TRANS
CODE
s/s Director / Directrice	C
Business Corporations Act / Loi sur les sociétés par actions	18

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION
Form 3
Business	1.	The present name of the corporation is:	Dénomination sociale de la compagnie:
Corporations
Act

CELLTECH MEDIA INC.

Formule Numéro 3 Loi sur les compagnies	2.	The name of the corporation is changed to (if applicable):	Nouvelle dénomination sociale de la compagnie (s'il y a lieu):

SMARTEL COMMUNICATIONS CORPORATION

3.	Date of incorporation/amalgamation:	Date de la constitution ou de la fusion:

05/JULY/1985
(Day, Month, Year)
(jour, mois, année)

4.	The articles of the corporation are amended as follows:	Les statuts de la compagnie sont modifiés de la façon suivante:

To change the name of the Corporation to

See page 1a.

1a

1.	Be it resolved as special resolution of the Corporation that the articles of the Corporation be amended to:

(a)	change the name of the Corporation to:

SMARTEL COMMUNICATONS CORPORATION

(b)	reduce the stated capital account maintained for the Class A shares of the Corporation from $24,489,406 to $2,528,624, such reduction reflecting the amount by which the stated capital account is not represented by realizable assets of the Corporation;

(c)	consolidate and reclassify the issued and outstanding Class A shares in the capital of the Corporation on the basis of 1 new Common share for every 5 issued and outstanding Class A shares;

(d)	cancel the authorized and unissued Class B multiple-voting shares of the Corporation and remove the rights, privileges, restrictions and conditions attaching to the Class B multiple-voting shares; and

(e)	after giving effect to the foregoing, the authorized capital of the Corporation shall consist of an unlimited number of Common shares.

5.	The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.	La modification a été dûment autorisée conformément à l'article 168 et, s'il y a lieu, à l'article 170 de la Loi sur les compagnie.

6.	The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (le cas échéant) de la société ont approuvé la résolution autorisant la modification le

16 June 1995
(Day, Month, Year)
(jour, mois, année)

These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.

CELLTECH MEDIA INC.
(Name of Corporation)
(Dénomination sociale de la compagnie)

By/
Par:

s/s W. Francis Strong	President
(Signature)	(Description of Office)
(Signature)	(Fonction)

For Ministry Use Only	Ontario Corporation Number
A l'usage exclusif du ministère	Numéro de la société en Ontario

630609

Ministry of	Ministère de
Consumer and	la Consommation
Commercial Relations	et du Commerce
CERTIFICATE	CERTIFICAT
This is to certify that these	Ceci certifie que les présents
articles are effective on	status entrent en vigueur le

MARCH 28 MARS, 1994	TRANS
CODE
s/s Director / Directrice	C
Business Corporations Act / Loi sur les sociétés par actions	18

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION
Form 3
Business	1.	The present name of the corporation is:	Dénomination sociale actuelle de la compagnie :
Corporations
Act 1982

HEALTH CARE PRODUCTS INC.

Formule Numéro 3 Loi de 1982 sur les compagnies	2.	The name of the corporation is changed to (if applicable):	Nouvelle dénomination sociale de la compagnie (s'il y a lieu):

CELLTECH MEDIA INC.

3.	Date of incorporation/amalgamation:	Date de la constitution ou de la fusion:

05/JULY/1985
(Day, Month, Year)
(jour, mois, année)

4.	The articles of the corporation are amended as follows:	Les statuts de la compagnie sont modifiés de la façon suivante:

(a)	The name of the Corporation is changed to:

CELLTECH MEDIA INC.

(b)	Class A Shares

Consolidate the issued and outstanding Class A Subordinate voting shares in the capital of the Corporation on the basis of one new Class A subordinate voting share for each ten existing Class A subordinate voting shares.

(c)	Class B Shares

Consolidate the issued and outstanding Class B multiple voting shares in the capital of the Corporation on the basis of one new Class B multiple voting share for each ten existing Class B multiple voting shares.

5.	The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.	La modification a été dûment autorisée conformément à l'article 168 et, s'il y a lieu, à l'article 170 de la Loi sur les compagnie.

6.	The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (le cas échéant) de la société ont approuvé la résolution autorisant la modification le

25 March 1994
(Day, Month, Year)
(jour, mois, année)

These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.

HEALTH CARE PRODUCTS INC.
(Name of Corporation)
(Dénomination sociale de la compagnie)

By/Par: s/s W. Francis Strong	President
(Signature)	(Description of Office)
(Signature)	(Fonction)

For Ministry Use Only	Ontario Corporation Number
A l'usage exclusif du ministère	Numéro de la société en Ontario

630609

Ministry of	Ministère de
Consumer and	la Consommation
Commercial Relations	et du Commerce
CERTIFICATE	CERTIFICAT
This is to certify that these	Ceci certifie que les présents
articles are effective on	status entrent en vigueur le

OCTOBER 23 OCTOBRE, 1987	TRANS
CODE
s/s Director, Companies Branch / Le Directeur, Directeur des Compagnies	C
18

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

Form 3 Business	1.	The present name of the corporation is:	Dénomination sociale actuelle de la compagnie:
Corporations
Act 1982

HEALTH CARE PRODUCTS INC.

Formule Numéro 3 Loi de 1982 sur les compagnies	2.	The name of the corporation is changed to (if applicable):	Nouvelle dénomination sociale de la compagnie (s'il y a lieu):

3.	Date of incorporation/amalgamation:	Date de la constitution ou de la fusion:

05, JULY, 1985
(Day, Month, Year)
(jour, mois, année)

4.	The articles of the corporation are amended as follows:	Les statuts de la compagnie sont modifiés de la façon suivante:

(i)	Article 6 is amended to authorize the issuance of an unlimited number of Class A Subordinate Voting Shares and 500,000 Class B Shares;

(ii)	Article 7 is amended to read as set forth on the appended pages 1A – 1B; and

(iii)	All common shares previously issued by the corporation shall be reclassified and henceforth identified as Class A Subordinate Voting Shares.

1A

The following are the classes of shares that the corporation is authorized to issue and the rights, privileges, restrictions and conditions that shall attach to each class of shares:

I.	CLASS A SUBORDINATE VOTING SHARES

1.1	Dividends

The holders of the Class A Subordinate Voting Shares shall have the right to receive in each financial year, such dividends, if any, as the directors in their discretion may declare.

1.2	Voting Rights

The holders of the Class A Subordinate Voting Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the corporation, other than separate meetings of the holders of another class or series of shares, and to vote at any such meeting on the basis of one (1) vote for each Class A Subordinate Voting Share held.

1.3	Dissolution

The holders of the Class A Subordinate Voting Shares shall have the right on liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary, or upon the distribution of its assets among its shareholders for the purpose of winding-up its affairs, to share in the assets of the corporation.

II.	CLASS B SHARES

2.1	Voting Rights

The holders of the Class B Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the corporation, other than separate meetings of the holders of another class of shares, and to vote at any such meeting on the basis of five (5) votes for each Class B Share held.

2.2	Conversion Right

The holders of the Class B Shares shall be entitled at their option, at any time or times, to convert their Class B Shares, or any part thereof, into Class A Subordinate Voting Shares on the basis of one (1) Class A Subordinate Voting Share for each (1) Class B Share in respect of which the conversion right is exercised.

1B

The conversion right herein provided for may be exercised by notice in writing given to each of the corporation and the Registrar and Transfer Agent for the Class A Subordinate Voting Shares of the corporation, if any, accompanied by the certificate or certificates representing the Class B Shares in respect of which the holder thereof desires to exercise such conversion right. The notice hereunder shall be signed by the person registered on the Shareholders Register of the corporation as holder of the Class B Shares in respect of which the conversion right is exercised or by his duly authorized attorney and it shall specify the number of Class B Shares which the holder desires to have converted.

2.3	Other Rights

The holder of Class B Shares shall not be entitled to receive dividends or to share in the assets of the corporation on liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary, or upon the distribution of its assets among its shareholders for the purpose of winding-up its affairs.

5.	The amendment has been duly authorized as required by Sections 167 and 169 (as applicable) of the Business Corporations Act.	La modification a été dûment autorisée conformément à l'article 167 et s'il y a lieu, à l'article 169 de la Loi sur les compagnies.

6.	The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (le cas échéant) de la compagnie ont approuvé la résolution autorisant la modification le

23 OCTOBER, 1987
(Day, Month, Year)
(jour, mois, année)

These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.

HEALTH CARE PRODUCTS INC.
(Name of Corporation)
(Dénomination sociale de la compagnie)

By/Par: s/s W. Francis Strong	President
(Signature)	(Description of Office)
(Signature)	(Fonction)

For Ministry Use Only	Ontario Corporation Number
A l'usage exclusif du ministère	Numéro de la société en Ontario

630609

Ministry of	Ministère de
Consumer and	la Consommation
Commercial Relations	et du Commerce
CERTIFICATE	CERTIFICAT
This is to certify that these	Ceci certifie que les présents
articles are effective on	status entrent en vigueur le

APRIL 10 AVRIL, 1987	TRANS
CODE
s/s Controller of Records, Companies Branch / Controlleur des dossiers, Directions des compagnies	C
18

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION
Form 3
Business Corporations	1.	The present name of the corporation is:	Dénomination actuelle sociale de la compagnie:
Act 1982

HEALTH CARE PRODUCTS INC.

Formule Numéro 3 Loi de 1982 sur les compagnies	2.	The name of the corporation is changed to (if applicable):	Nouvelle dénomination sociale de la société (s'il y a lieu):

3.	Date of incorporation/amalgamation:	Date de la constitution ou de la fusion:

05, JULY, 1985
(Day, Month, Year)
(jour, mois, année)

4.	The articles of the corporation are amended as follows:	Les statuts de la société sont modifiés de la façon suivante:

RESOLVED THAT the restrictions on the issue, transfer and ownership of shares be deleted and that there are not restrictions on the issue, transfer or ownership of shares.

5.	The amendment has been duly authorized as required by Sections 167 and 169 (as applicable) of the Business Corporations Act.	La modification a été dûment autorisée conformément à l'article 167 et s'il y a lieu, à l'article 169 de la Loi sur les compagnies.

6.	The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (le cas échéant) de la compagnie ont approuvé la résolution autorisant la modification le

7 April, 1987
(Day, Month, Year)
(jour, mois, année)

These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.

HEALTH CARE PRODUCTS INC.
(Name of Corporation)
(Dénomination sociale de la compagnie)

By/Par: s/s W. Francis Strong	President
(Signature)	(Description of Office)
(Signature)	(Fonction)

For Ministry Use Only	Ontario Corporation Number
A l'usage exclusif du ministère	Numéro de la société en Ontario

630609

Ministry of	Ministère de
Consumer and	la Consommation
Commercial Relations	et du Commerce
CERTIFICATE	CERTIFICAT
This is to certify that these	Ceci certifie que les présents
articles are effective on	status entrent en vigueur le

MARCH 27 MARS, 1987	TRANS
CODE
s/s Controller of Records, Companies Branch / Controlleur des dossiers, Directions des compagnies	C
18

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION
Form 3
Business	1.	The present name of the corporation	Dénomination sociale actuelle de la
Corporations		is:	compagnie:
Act 1982

QUARTET MANAGEMENT LTD.

Formule Numéro 3 Loi de 1982 sur les compagnies	2.	The name of the corporation is changed to (if applicable):	Nouvelle dénomination sociale de la société (s'il y a lieu):

HEALTH CARE PRODUCTS INC.

3.	Date of incorporation/amalgamation:	Date de la constitution ou de la fusion:

05, JULY, 1985
(Day, Month, Year)
(jour, mois, année)

4.	The articles of the corporation are amended as follows:	Les statuts de la société sont modifiés de la façon suivante:

RESOLVED THAT:

1.	The name of the Corporation is changed to Health Care Products Inc.

2.	The Articles of the Corporation be amended to change the location of the registered office of the Corporation from the City of Toronto, in the Municipality of Metropolitan Toronto, to the City of Mississauga, in the Regional Municipality of Peel.

3.	The Articles of the Corporation be amended to provide for a minimum of one (1) director and a maximum of ten (10) directors.

5.	The amendment has been duly authorized as required by Sections 167 and 169 (as applicable) of the Business Corporations Act.	La modification a été dûment autorisée conformément à l'article 167 et s'il y a lieu, à l'article 169 de la Loi sur les compagnies.

6.	The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (le cas échéant) de la compagnie ont approuvé la résolution autorisant la modification le

18 March, 1987
(Day, Month, Year)
(jour, mois, année)

These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.

QUARTET MANAGEMENT LTD.
(Name of Corporation)
(Dénomination sociale de la compagnie)

By/Par: s/s W. Francis Strong	President
(Signature)	(Description of Office)
(Signature)	(Fonction)

For Ministry Use Only	Ontario Corporation Number
A l'usage exclusif du ministère	Numéro de la société en Ontario

630609

Ministry of	Ministère de
Consumer and	la Consommation
Commercial Relations	et du Commerce
CERTIFICATE	CERTIFICAT
This is to certify that these	Ceci certifie que les présents
articles are effective on	status entrent en vigueur le

JULY 5 JUILLET, 1985
Jurisdiction
s/s Controller of Records, Companies Branch / Controlleur des dossiers, Directions des compagnies	Ontario

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION
Form 3
Business	1.	The name of the corporation is:	Dénomination sociale de la compagnie:
Corporations
Act 1982

QUARTET MANAGEMENT LTD.

Formule Numéro 3 Loi de 1982 sur les compagnies	2.	The address of the registered office is:	Addresse du siége social:

719 Yonge Street,	Suite 205
(Street & Number of R R Number & if Multi-Office Building give Room No) (Rue et numéro ou numéro de la R R et, s’il s’agit d’un édifice à bureaux, numéro du bureau)

Toronto	M4Y 2B5
(Name of Municipality or Post Office)	(Postal Code)
(Nom de la municipalité ou du bureau de poste)	(Code postal)

City of Toronto in the	(Municipality of Metropolitan Toronto)
(Name of Municipality / Geographical Township)	(County, District, Regional Municipality)
(Nom de la municipalité du canton)	(Comté, district, municipalité régionale)

3.	Number (or minimum and maximum number of director is: One	Nombre (ou nombres minimal et maximal)

4.	The first director (s) is R. Valentine	Premier (s) administrateur (s):

First name, initials and surname Prénom, initials et nom de famille	Residence address, giving street & No. or RR No. or municipality and postal code Addresse personnelle, y compris la rue et le numéro, le numéro de la RR ou, le nom de la municipalité et le code postal	Resident Canadian State Yes or No Résident Canadien Oui/Non

Richard Valentine	5468 Dundas Street West, Suite 704, Islington, Ontario M9B 6E3	Yes

5.	Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.	Limités, s'il ya lieu, imposées aux activités commerciales ou aux pouvoirs de la compagnie.

THERE are no restrictions on the business. The corporation may carry on or on the powers it may exercise.

6.	The classes and any maximum number of shares that the corporation is authorized to issue.	Catégories et nombre maximal, s'il y a lieu d'actions que la compagnie est autorisée à émettre:

AN unlimited number of common shares.

7.	Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:	Droits, privilèges, restrictions et conditions, s'il y a lieu, rattachés à chaque catégorie d'actions et pouvoirs des administrateurs relatifs à chaque catégorie d'actions qui peut être émise en série :

NONE.

8.	The issue, transfer or ownership of shares is/is not restricted and restrictions (if any) are as follows:	L'émission, le transfert ou la propriété d'actions est/n'est pas restreinte. Les restrictions, s'il y a lieu, sont les suivantes:

30 NO shares or shares of the Corporation shall at any time be transferred to any person without the consent of a majority of the directors to be signified by a resolution passed by the board or by any instrument or instruments in writing signed by a majority of the directors.

9.	Other provisions, if any, are:	Autres dispositions, s'il y a lieu:

NONE.

10.	The names and addresses of the incorporators are Nom et addresse des fondateurs First name, initials and surname or corporate name Prénom, initiale et nom de famille ou dénomination sociale	Full residence address or address of registered office or of principal place of business giving street & No. or RR No., municipality and postal code
Adresse personnelle au complet, adresse du siège social ou adresse de l'établissement principal, y compris la rue et le numéro, le numéro de la RR, le nom de la municipalité et le code postal

Richard Valentine	5468 Dundas Street West, Suite 704, Islington, Ontario. M9B 6E3

These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.

Signatures of incorporators
(Signature des fondateurs)

s/s Richard Valentine